AXA Equitable Life Insurance Company

Supplement dated December 6, 2018 to the Current Prospectuses for:

•	EQUI-VEST® (Series 201)
•	Structured Investment Option

This Supplement modifies certain information in the above-referenced current prospectuses and statement of additional information you received and in any supplements to those prospectuses and statement of additional information (together, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding (1) a decrease in the minimum amount participation requirement for 1-year Segments and (2) adding an optional investment advisory services program — Semester Strategies.

(1)	Decrease in the Minimum Amount Participation Requirement for 1-year Segments (Structured Investment Option only):

Subject to regulatory approval, the minimum amount that must be in the Segment Holding Account for a 1-year Segment before it will be transferred into a new 1-year Segment is $5.00.

(2)	Optional Semester Strategies program:

Subject to regulatory approval, we are adding access to account services through SWBC Investment Advisory Services LLC (“SWBC”), an unaffiliated third party. SWBC is an independent registered investment advisory firm that assists retirement plan participants with investment advisory services, including model portfolio services. If available under your employer’s plan, you may generally enroll in SWBC’s model portfolio and investment advisory services program (the “Program”) to manage your account value. The Program will allocate your account value among the variable investment options, guaranteed interest option and Segments in the Structured Investment Option based on your set time horizon, risk tolerance and investment return objectives derived by SWBC from information you provide to SWBC. For more information about the Structured Investment Option, please see the Structured Investment Option prospectus.

Under the Program, SWBC will assign you to a specific Program model portfolio (“Model Portfolio”) based, in part, on the age you plan to retire (the “Planned Retirement Age”) which cannot be later than the maturity date under the contract and the Model Portfolio strategy you select. There are currently two Model Portfolio strategies available: Semester Strategies and Semester Strategies Plus. You can generally change from Semester Strategies to Semester Strategies Plus at any time. You cannot, however, move from Semester Strategies Plus to Semester Strategies. You can also generally change your Planned Retirement Age at any time by providing the new retirement age to SWBC.

When you enroll in the Program, your allocation instructions for future contributions will be changed to the Model Portfolio you are assigned to by SWBC as of the date we process your enrollment request. In addition, your entire account value will be rebalanced or reallocated periodically according to the Model Portfolio’s allocations. Amounts in variable investment options, including the Segment Type Holding Accounts, and guaranteed interest options will be rebalanced according to the Model Portfolio’s allocations monthly, generally on the first Friday of every month (each a “Semester Strategies Rebalance Date”) and amounts in a Segment will be reallocated according to the Model Portfolio’s allocations when that Segment matures (each a “Semester Strategies Reallocation Date”). Amounts rebalanced or reallocated into new Segments will be placed in the applicable Segment Type Holding Accounts. Because of the difference in timing between Semester Strategies Rebalance Dates, Semester Strategies Reallocation Dates and amounts directed into Segments first being placed in Segment Type Holding Accounts, your actual allocations may vary from the Model Portfolio’s allocations at certain points in time if you have account value in Segments.

On an annual basis, the Program will determine if you will transition or “glide” from one Model Portfolio to the next Model Portfolio based on your birthdate and the number of years remaining until your Planned Retirement Age currently on file. If a glide is scheduled to occur, your allocation instructions for future contributions will be changed to the new Model Portfolio allocations. Your account value will be rebalanced and reallocated as applicable into the investment options according that new Model Portfolio’s allocations on the next Semester Strategies Rebalance Date and applicable Semester Strategies Reallocation Dates. You will receive notice of an upcoming glide. The automatic glide feature is part of the

EQUI-VEST® is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2018 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

IM-11-18 (12.18)	catalog no. 159006 (12.18)
INewBiz/Inforce	#654150

Program and cannot be modified. If you do not want to glide from the current Model Portfolio to the next Model Portfolio, you will have to change your Planned Retirement Age prior to your birthdate. Once you reach your Planned Retirement Age, you will glide to the post-retirement Model Portfolio for purposes of the Program and thereafter you will no longer glide to a different Model Portfolio as you continue to age.

SWBC will generally review the Model Portfolios on an annual basis and may review them more frequently based on market conditions. You will receive notice of any changes in the Model Portfolio allocations. You may decide to opt out of the changes by terminating your participation in the Program and becoming self-directed prior to your account value being rebalanced and reallocated as applicable according to the new Model Portfolio allocations. If you do not opt out, on the date of the proposed change your allocation instructions for future contributions will be changed to the Model Portfolio’s new allocations. Your account value will be rebalanced and reallocated as applicable into the investment options according to that Model Portfolio’s new allocations on the next Semester Strategies Rebalance Date and applicable Semester Strategies Reallocation Dates.

To participate in the Program, you are required to use the Maximum investment options choice method. If you elected the Maximum transfer flexibility method before enrolling in the Program, you will be switched to the Maximum investment options choice method when you enroll in the Program. In addition, when you enroll in the Program, any current automated transfer programs, including dollar cost averaging, special dollar cost averaging and asset rebalancing, will be unavailable and/or terminate and you will not be able to establish any new program(s) while you participate. In addition, if you invested in the Structured Investment Option and specified a Performance Cap Threshold and/or provided Segment maturity instructions, those elections will be changed when you enroll in the Program. For more information about the Structured Investment Option, please see the Structured Investment Option prospectus.

When you enroll in the Program, we will pay SWBC’s advisory services fee on your behalf.

You may terminate the Program and become self-directed at any time by completing the necessary termination form or by contacting your financial professional. You can also terminate your participation in the Program by logging into your account at www.AXA.com or contacting one of our customer service representatives at (800) 628-6673. If you request to change your future allocation instructions or make a transfer from one investment option to another, your participation in the Program will terminate and you will become self-directed. Once terminated, we reserve the right to not permit you to re-enroll in the Program. If the Program terminates for any reason, you will be self-directed and, therefore, you will no longer receive model portfolio or investment advisory services from SWBC. We can also terminate the Program at any time and for any reason. If we terminate the Program you will become self-directed. We do not provide investment advice. Please note that if you were switched from the Maximum transfer flexibility method to the Maximum investment options choice method when you enrolled in the Program you will not be automatically switched back to the Maximum transfer flexibility method if your participation in the Program terminates. Likewise, if any automated programs, a Performance Cap Threshold or Segment maturity instructions were terminated when you enrolled in the Program, those automated programs, Performance Cap Thresholds or special maturity instructions will not automatically resume; you will need to provide us with new instructions regarding which automated programs that you wish to re-enroll in, any Performance Cap Threshold you wish to set and any new Segment maturity instructions you want to use.

Please note:

•	Your Planned Retirement Age cannot be later than the maturity date under your contract.

•	If you are currently invested in the Personal Income Benefit, you are not eligible to participate in the Program at this time.

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If you have current investments in the Structured Investment Option, you may not be eligible to participate in the Program if your current Structured Investment Option allocations are higher than the Model Portfolio allocations to the Structured Investment Option would be based on the information you provided SWBC.

•	You cannot move from Semester Strategies Plus to Semester Strategies.

•	If you change your future allocations or transfer account value from one investment option to another, your participation in the Program will terminate and you will become self-directed.

•	When you enroll in the Program, you will not be able to establish a new automated rebalancing program and any current automated rebalancing program will terminate.

•

The Program will rebalance and reallocate your account value generally according to the Model Portfolio allocations; however, because of the difference in timing between Semester Strategies Rebalance Dates, Semester Strategies Reallocation Dates and amounts directed into Segments first being placed in Segment Type Holding Accounts, your actual allocations may vary from the Model Portfolio allocations at certain points in time if you have account value in Segments.

For additional information or to enroll in the Program, contact your financial professional. The Program may not be available to all plans, all contracts, all certificates, in all states or through all financial intermediaries.

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